                                                                    EXHIBIT 10.1

                          SUBSEQUENT TRANSFER AGREEMENT

         Pursuant to this Subsequent Transfer Agreement, dated as of September 28, 1998, by and between AAMES CAPITAL CORPORATION (the "Seller") and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., in its capacity as trustee for Aames Mortgage Trust 1998-C (the "Trustee"), and pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 1998 (the "Pooling and Servicing Agreement"), by and between Seller, as seller and servicer, and Trustee, as trustee, Seller and Trustee agree to the sale by Seller and the purchase by Trustee of additional mortgage loans (the "Subsequent Mortgage Loans") as listed on the Mortgage Loan Schedules attached hereto as Schedule A and Schedule B.

         Capitalized terms used and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

         Section 1. Purchase and Conveyance of Subsequent Mortgage Loans.

         (a) The Seller does hereby sell, transfer, assign, set over and convey to Trustee, as of the respective Subsequent Transfer Dates set forth in Attachment A and Attachment B hereto (the "Subsequent Transfer Dates)":

                  (i) all right, title and interest of such Seller in and to the Subsequent Mortgage Loans owned by it and listed on Schedule A and Schedule B hereto, including, without limitation, the related Mortgages, Mortgage Files and Mortgage Notes, and all payments on, and proceeds with respect to, such Subsequent Mortgage Loans received on and after the Subsequent Cut-off Date except such payments and proceeds as the Servicer is entitled to retain pursuant to the express provisions of the Pooling and Servicing Agreement;

                  (ii) all right, title and interest of such Seller in the Mortgages on the properties securing the Subsequent Mortgage Loans, including any related Mortgaged Property acquired by or on behalf of the Trust by foreclosure or deed in lieu of foreclosure or otherwise;

                  (iii) all right, title and interest of such Seller in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Mortgage Loans, the related Mortgaged Properties or Mortgagors and any amounts recovered from third parties in respect of any Subsequent Mortgage Loans that became Liquidated Mortgage Loans; and

                  (iv)     the proceeds of all of the foregoing.

         (b) With respect to each Subsequent Mortgage Loan, the Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Seller of the Subsequent Mortgage Loans identified on Schedule A and Schedule B hereto shall be absolute and is intended by the Seller, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Seller.

         (c) The expenses and costs related to the delivery of the Subsequent Mortgage Loans, this Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

         (d) Additional terms of the sales, including the purchase prices, are set forth on Attachment A and Attachment B hereto.

         Section 2. Representations and Warranties; Conditions Precedent.

         (a) The Seller hereby affirms the representations and warranties set forth in Section 2.05 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the respective Subsequent Transfer Dates. The Seller hereby affirms that each of the conditions set forth in Section 2.02 of the Pooling and Servicing Agreement (except such conditions which are required to be satisfied as of the end of the Funding Period) is satisfied as of the respective Subsequent Transfer Dates.

         (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

         Section 3. Recordation of Agreement.

         This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense, in the event such recordation materially and beneficially affects the interests of Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument.

         Section 4. Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of California (without regard to conflict of laws principles and the application of the laws of any other jurisdiction), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 5. Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the Seller and the Trustee and their respective successors and assigns. The Certificate Insurer is a third party beneficiary hereto and shall be entitled to enforce the provisions hereof as if a party hereto.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.


                                            AAMES CAPITAL CORPORATION,
                                            as Seller


                                            By: /s/ JOSEPH A. MAGNUS
                                               ---------------------------------
                                               Name:  Joseph A. Magnus
                                               Title: Executive Vice President
                                                      and Chief Credit Officer

                                            BANKERS TRUST COMPANY OF
                                            CALIFORNIA, N.A., as
                                            Trustee for Aames Mortgage Trust
                                            1998-C


                                            By: /s/ DAVID C. WEST
                                               ---------------------------------
                                               Name:  David C. West
                                               Title: Assistant Secretary



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State of California      )
                         )     ss:
County of Los Angeles    )


         On September 25, 1998, before me, Michelle L. Adams, personally appeared Joseph A. Magnus, [X] personally known to me, or [ ] proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


                                                  /s/ MICHELLE ADAMS
                                            ------------------------------------
                                                  Notary Public



[Notarial Seal]



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State of California      )
                         )     ss:
County of Orange         )


         On this 25th day of September, 1998, before me, Karen C. Corwin, personally appeared David C. West, [X] personally known to me [ ] or proved to me on the basis of satisfactory evidence, to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.


                                                  /s/ KAREN C. CORWIN
                                            ------------------------------------
                                                  Notary Public




[Notarial Seal]



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                                  ATTACHMENT A


Subsequent Transfer Date:                                             September 25, 1998

Subsequent Cut-off Date:                                              September 25, 1998

Aggregate of the Principal Balances of
   Subsequent Mortgage Loans in the Fixed Rate Group:                 $    47,000,197.52

Aggregate of the Purchase Prices of
   Subsequent Mortgage Loans in the Fixed Rate Group:                 $    47,000,197.52

Number of Subsequent Mortgage Loans in the Fixed Rate Group:                         703

                                  ATTACHMENT B



Subsequent Transfer Date:                                                  September 25, 1998

Subsequent Cut-off Date:                                                   September 25, 1998

Aggregate of the Principal Balances of
   Subsequent Mortgage Loans in the Adjustable Rate Group:                 $    18,350,023.10

Aggregate of the Purchase Prices of
   Subsequent Mortgage Loans in the Adjustable Rate Group:                 $    18,350,023.10

Number of Subsequent Mortgage Loans in the Adjustable Rate Group:                         180



                                       A-2
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                             CERTIFICATE PURSUANT TO
               SECTION 2.02 OF THE POOLING AND SERVICING AGREEMENT


         The undersigned, Joseph A. Magnus, Executive Vice President and Chief Credit Officer of Aames Capital Corporation, a California corporation (the "Company"), does certify that:

         (i) this certificate is signed pursuant to Section 2.02 of the Pooling and Servicing Agreement, dated as of September 1, 1998 (the "Pooling and Servicing Agreement"), by and between the Company and Bankers Trust Company of California, N.A., as Trustee;

         (ii) each condition precedent specified in Section 2.02 of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement dated as of September 28, 1998 (the "Subsequent Transfer Agreement") has been satisfied as of the respective Subsequent Transfer Dates set forth in Attachment A and Attachment B to the Subsequent Transfer Agreement (the "Subsequent Transfer Dates");

         (iii) each of the representations and warranties set forth in Section A of Schedule II to the Pooling and Servicing Agreement is made at the respective Subsequent Transfer Dates;

         (iv) each of the representations and warranties set forth in Section B of Schedule II to the Pooling and Servicing Agreement is made at the date hereof;

         (v) the Company was not insolvent nor was made insolvent by the transfer of the related Subsequent Mortgage Loans nor is aware of any pending insolvency at the date hereof; and

         (vi) the addition of the Subsequent Mortgage Loans will not result in a material adverse tax consequence to the Trust or the Holders of Offered Certificates.

         Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF, the undersigned has hereunto signed his name as of this 28th day of September, 1998.


                                            /s/ JOSEPH A. MAGNUS
                                            -----------------------------------
                                            Name:  Joseph A. Magnus
                                            Title: Executive Vice President
                                                   and Chief Credit Officer